ADVISORSHARES TRUST

AdvisorShares Gerber Kawasaki ETF

NYSE Arca Ticker: GK

Supplement dated February 1, 2024 to the

Statement of Additional Information

dated November 1, 2023

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) for the AdvisorShares Gerber Kawasaki ETF (the “Fund”) and should be read in conjunction with that document.

Effective immediately, the Fund may obtain up to 5% exposure to bitcoin by investing in U.S. exchange-traded funds that invest in U.S. exchanged-traded bitcoin futures contracts. Accordingly, the following is added to the “Investment Policies, Techniques and Risk Factors” section of the SAI:

Bitcoin ETFs

Generally. The AdvisorShares Gerber Kawasaki ETF may have exposure to bitcoin by investing in U.S. exchange-traded funds that invest in bitcoin futures contracts (“Bitcoin ETFs”). Bitcoin is a type of cryptocurrency. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. Bitcoin serves as the unit of account on an open source, decentralized, peer-to-peer computer network. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a fiat currency. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity, and its value is determined in part by the supply of and demand for bitcoin in the markets that have been organized to facilitate its trading. The Fund’s exposure to bitcoin may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Neither the Fund nor the Bitcoin ETFs will invest directly in bitcoin or hold bitcoin directly.

No individual entity owns or operates the bitcoin network, which governs bitcoin’s creation, movement, and ownership. The source code for the network is open source, and anyone can contribute to its development. The infrastructure of the network is collectively maintained by its participants, which include miners, developers, and users. Miners validate transactions and are currently compensated for that service in bitcoin. Developers maintain and contribute updates to the network’s protocols. Users access the network using open source software.

Bitcoin is maintained on a digital transaction ledger commonly known as a “blockchain.” The term “blockchain” refers to a type of peer-to-peer distributed ledger, or decentralized database, that keeps continuously updated digital records of who owns a particular asset (e.g., such as cryptocurrencies like bitcoin). Blockchain is secured using cryptography and facilitates the process of recording transactions and tracking assets in a business network. Blockchain derives its name from the way it stores transaction data — as unchangeable, digitally recorded data in packages called “blocks” that are linked together to form a chain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain network. Accordingly, the blockchain for bitcoin contains a record and transaction history for each bitcoin.

The transactions of such currencies on a blockchain are verified by cryptocurrency “miners.” Crypto-mining involves using specialized computer software and hardware to solve a highly complex mathematical equations presented by bitcoin’s protocol. Generally, when a successful validation occurs, the successful miner is permitted to add a block of transactions to the blockchain. The new block is then confirmed through acceptance by a majority of participants who maintain versions of the blockchain on their individual computers. Successful miners are rewarded with new bitcoin and are thus incentivized to validate transactions and to secure the network. This reward system is the means by which new bitcoin enters circulation and is the mechanism by which versions of the blockchain held by users on a decentralized network are kept in consensus.

Bitcoin’s protocol is an open source project with no official company or group that controls the source. Therefore, the release of updates to the protocol does not guarantee that the updates will be automatically adopted by all participants. Users and miners must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those bitcoin users and miners who choose to download it. As a practical matter, a modification to the source code becomes part of the network only if it is accepted by participants that collectively have a majority of the processing power on the network. If a modification is accepted by a smaller percentage of users and miners, a “fork” occurs, whereby one network will run the pre-modification source code and the other network will run the modified source code.

Regulation of cryptocurrency is still developing. Federal, state, and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. The market price of bitcoin has been subject to extreme fluctuations. The price of bitcoin could fall sharply (potentially to zero) for various reasons including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin.

Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin.

The Fund’s investment in Bitcoin ETFs exposes the Fund to all of the risks related to cryptocurrencies as well as to the other risks of the Bitcoin ETFs. Shares of Bitcoin ETFs may trade at a significant premium or discount to NAV. To the extent a Bitcoin ETF trades at a discount to NAV, the value of the Fund’s investment in that Bitcoin ETF would typically decrease. Furthermore, because there is no guarantee that an active trading market for Bitcoin ETFs will exist at any time, the Fund’s investments in Bitcoin ETFs may also be subject to liquidity risk, which can impair the value of the Fund’s investment in Bitcoin ETFs. Investors may experience losses if the value of the Fund’s investments in Bitcoin ETFs decline.

Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin (whether direct or indirect) are uncertain, and investment in bitcoin may produce income that, if directly earned by a regulated investment company (such as a Bitcoin ETF), would not be treated as qualifying income for purposes of the applicable qualifying income test necessary for the Bitcoin ETF to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.

Bitcoin Futures. The Bitcoin ETFs invest in U.S. exchange-traded bitcoin futures contracts (“Bitcoin Futures”). The price of Bitcoin Futures is based on the expected price of bitcoin on certain exchanges on the expiration date of the Bitcoin Futures. Bitcoin Futures prices reflect the price of bitcoin on certain exchanges only, and not the bitcoin cash market. The liquidity of the market for Bitcoin Futures depends on, among other things, the supply and demand for Bitcoin Futures; the supply and demand for bitcoin; the adoption of bitcoin for commercial uses; the anticipated increase of investments in bitcoin-related investment products by retail and institutional investors; speculative interest in bitcoin, Bitcoin Futures, and other bitcoin-related investment products; regulatory or other restrictions on investors’ ability to invest in Bitcoin Futures; and the potential ability to hedge against the price of bitcoin with Bitcoin Futures (and vice versa).

The market for Bitcoin Futures may be illiquid. This means that a Bitcoin ETF may not be able to buy and sell Bitcoin Futures quickly or at the desired price. For example, it is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors on which the liquidity of the market for Bitcoin Futures depends may cause the market to become illiquid for short or long periods. In such markets, a Bitcoin ETF may not be able to buy and sell Bitcoin Futures quickly (or at all) or at the desired price. Market illiquidity may cause losses for the Bitcoin ETF and, therefore, the Fund. Additionally, the large size of the futures positions which a Bitcoin ETF may acquire increases the risk of illiquidity, as larger positions may be more difficult to fully liquidate, may take longer to liquidate, and, as a result of their size, may expose the Bitcoin ETF to potentially more significant losses while trying to do so.

Limits imposed by counterparties, exchanges, or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some financial instruments and have a negative impact on the Fund’s performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for a Bitcoin ETF to buy or sell futures contracts or other financial instruments.

Additional Risks. Additional risks relating to bitcoin and Bitcoin Futures are set forth below:

●	Risks of Manipulation and Fraud. There is no central registry showing which individuals or entities own bitcoin. It is possible that bitcoin may be concentrated in a small group of early adopters, and there are no regulations preventing a large holder of bitcoin from selling such holdings (which could depress the price of bitcoin) or otherwise attempting to manipulate the price of bitcoin. Malicious actors could theoretically structure an attack whereby such actors gain control of more than half of the bitcoin network’s processing power, thereby allowing them to exert unilateral control over the addition of blocks to the bitcoin blockchain. This would allow a malicious actor to engage in “double spending” (i.e., use the same bitcoin for two or more transactions), prevent other transactions from being confirmed on the blockchain, or prevent other miners from mining any valid new blocks. Any of these events could adversely affect the price of bitcoin, reduce user confidence in bitcoin and its trading venues; and slow (or even reverse) the further adoption of bitcoin.

●	Price Volatility. The price of bitcoin has experienced periods of extreme volatility and may change without warning in the future. This volatility is due to a number of factors, including the supply and demand for bitcoin, concerns about potential fraud or manipulation of the price of bitcoin and the safety of bitcoin, market perceptions of the value of bitcoin as an investment, continuing development of the regulations applicable to bitcoin, and the changes exhibited by an early-stage technological innovation. Speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin, while government regulation or the perception of regulatory actions may cause a drop in the price of bitcoin.

●	Market Fragmentation. Market participants trading Bitcoin Futures may seek to “hedge” their exposure to such contracts by taking offsetting positions in bitcoin. Fragmentation may require market participants to analyze multiple prices, which may be inconsistent and quickly changing. Fragmentation also may require market participants to potentially fill their positions through a number of transactions on different exchanges. These factors potentially increase the cost and uncertainty of trading bitcoin and may decrease the effectiveness of using transactions in bitcoin to help manage or offset positions in Bitcoin Futures. Market participants who are unable to fully or effectively manage or hedge their positions in Bitcoin Futures typically would be expected to widen the bid-ask spreads on such contracts, which could potentially decrease the trading volume and liquidity of such contracts and have a negative impact on the price of such contracts.

●	Internet Functionality and Cyber-Threats. Blockchain technology and the bitcoin network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies, the bitcoin network, the price of bitcoin and Bitcoin Futures. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

●	Increased Competition from Other Digital Assets. Bitcoin, as an asset, currently holds a “first-to-market” advantage over other digital assets. Bitcoin’s network currently has the largest user base of any digital asset and the largest combined mining power in use to secure its blockchain. While having a large mining network enhances user confidence regarding the security of the blockchain, it also increases the difficulty of solving for bitcoins, which at times may incentivize miners to mine other cryptocurrencies. It is possible that real or perceived shortcomings in the bitcoin network could result in a decline in popularity of bitcoin, leading to other digital currencies becoming more widely accepted than bitcoin. A decline in the adoption of bitcoin could have a negative impact on the price of bitcoin and Bitcoin Futures. Similarly, if the transaction fees that miners receive for mining bitcoin are not sufficiently high, or if transaction fees increase to the point of being prohibitively expensive for users, miners may not have an adequate incentive to continue mining and may cease their mining operations. If miners reduce or cease their mining operations, it could decrease the speed at which blocks are added to the blockchain and result in material delays in transaction confirmation time. Any reduction in confidence in the confirmation process of the bitcoin network may adversely affect the utility and price of bitcoin, which may negatively impact the Bitcoin Futures.

Additionally, a lack of expansion or a reduction in usage of bitcoin could adversely affect bitcoin trading venues, which may have a negative impact on the market for Bitcoin Futures and the performance of a Bitcoin ETF. There is no assurance that bitcoin usage, or the market for Bitcoin Futures, will continue to grow over the long-term, and a contraction in the use of bitcoin may result in a lack of liquidity in bitcoin trading, increased volatility in the price of bitcoin, and other negative consequences.

●	Legal and Regulatory Risks. Regulatory initiatives by governments may impact the use of bitcoin or the operation of its network in a manner that adversely affects Bitcoin Futures. As bitcoin and other digital assets have grown in popularity and market size, U.S. federal and state governments, foreign governments, and self-regulatory agencies have begun to examine the operations of bitcoin, cryptocurrencies, and other digital assets. Regulation of cryptocurrencies, like bitcoin, and initial coin offerings in the U.S. and foreign jurisdictions could restrict the use of bitcoin or impose other requirements that may adversely impact the liquidity and price of bitcoin. The regulation of bitcoin, digital assets and related products and services continues to evolve. This regulatory landscape may make it more difficult for bitcoin businesses to provide services, which may impede the growth of the bitcoin economy and have an adverse effect on consumer adoption of bitcoin. There is a possibility of future regulatory change altering, perhaps to a material extent, the nature of an investment in bitcoin or the ability of a Bitcoin ETF to continue to operate. Additionally, to the extent that bitcoin itself is determined to be a security or other regulated asset, or to the extent that a United States or foreign government or quasi-governmental agency exerts regulatory authority over the bitcoin network or bitcoin trading, Bitcoin Futures may be adversely affected.

With the growing adoption of bitcoin and the significant increase in speculative activity surrounding bitcoin and cryptocurrencies, third parties may be increasingly motivated to assert intellectual property rights claims relating to the operation of the bitcoin network or applications built upon their blockchain. Any threatened action that reduces confidence in the network’s or the blockchain’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect the price of bitcoin and adversely affect the Bitcoin Futures. As a result, an intellectual property rights claim against the bitcoin network participants could have a material adverse impact on a Bitcoin ETF.

●	Risks of “Forks.” Bitcoin’s protocol was built using open source software by a small group of developers who help develop and maintain the original version of bitcoin. The open source nature of the protocol permits any developer to review the underlying code and suggest changes. If accepted by a sufficient number of miners, such changes may result in substantial changes to the network, including changes that result in “forks” in the protocol. The bitcoin network has already experienced two major forks after developers attempted to increase transaction capacity. Blocks mined on these new “forked” networks now diverge from blocks mined on the original network, resulting in the creation of two new blockchains whose digital assets are referred to as “Bitcoin Cash” and “Bitcoin Gold.” Bitcoin, Bitcoin Cash and Bitcoin Gold now operate as separate, independent networks. It is possible that the price of the Bitcoin Futures subsequent to a “fork” may be linked to the price of bitcoin on only one of the resulting networks, rather than the aggregate price of bitcoin on all resulting networks. It is possible that forks and similar events could have an adverse effect on the price of bitcoin and the Bitcoin Futures in which a Bitcoin ETF invests.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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